                                                                    EXHIBIT 10.4

                                    WARRANT

NEITHER THE WARRANT REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NONE OF SUCH SECURITIES MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT, OR (ii) AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

DATE: February 19, 1999
NO.: W-AC-1

                              WARRANT TO PURCHASE
                               100,000 SHARES OF
                                  COMMON STOCK
                                       OF
                    SECURITY FIRST TECHNOLOGIES CORPORATION

     Securities First Technologies Corporation, a Delaware corporation (the "Company"), hereby issues to Andersen Consulting LLP (the "Holder") this warrant to purchase from the Company 100,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), for a price per share (the "Exercise Price") equal to the per share price of the Common Stock sold by the Company to an Affiliate (as defined below) of the Holder pursuant to the certain Stock Purchase Agreement dated as of February 19, 1999.

     1.   Exercise.

          1.1 Contingent Vesting of Right to Exercise. (a) General. The rights represented by this warrant are contingent upon the Holder's success in meeting the vesting requirements set forth below. Unless accelerated pursuant to the provisions of section 1.1(e) below, vesting of the rights represented by this warrant will occur, if at all, in three separate installments (each, an "Installment") and only upon the Holder's attainment of the performance-based incentives specified in the description of each Installment. If vesting of a particular Installment has not occurred prior to the second anniversary of the date hereof, the rights represented by this warrant will be void as to the number of shares of Common Stock underlying such Installment.

               (b) First Installment. If the targeted and credible marketing efforts of the Holder or its Affiliates or the targeted and credible joint marketing efforts of the Company and the Holder or its Affiliates, produce any of (i) the sale of a license by the Company of substantially all of any of its Virtual Financial Manager(R) ("VFM") banking, brokerage or insurance modules, or any successor module thereof, or (ii) a contract for the Company to provide data processing services for not less than three years (including extensions) or
(iii) a client-funded development contract of $5.0 million or more (any of (i), (ii) or (iii) to be referred to hereinafter as a "Successful Result") to two of the companies listed on Exhibit B hereto (as such list may be amended from time to time by the mutual agreement of the Company and the Holder) (the "Target Companies"), then the Holder may, subject to and in accordance with the provisions of section 1.2, exercise this warrant to purchase up to 20,000 shares of Common Stock.

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               (c)  Second  Installment. If the targeted and credible marketing efforts of the Holder or its Affiliates, or the targeted and credible joint marketing efforts of the Company and the Holder or its Affiliates, produce a Successful Result with respect to four additional Target Companies (excluding Successful Results counted in the vesting of the First Installment), then the Holder may, subject to and in accordance with the provisions of section 1.2, exercise this warrant to purchase up to an additional 40,000 shares of Common Stock.

               (d) Third Installment. If the targeted and credible marketing efforts of the Holder or its Affiliates, or the targeted and credible joint marketing efforts of the Company and the Holder or its Affiliates, produce a Successful Result with respect to two additional Target Companies (excluding Successful Results counted in the vesting of either the First Installment or the Second Installment), then the Holder may, subject to and in accordance with the provisions of section 1.2, exercise this warrant to purchase up to an additional 40,000 shares of Common Stock.

               (e) Acceleration of Vesting. Upon a "Change of Control" (defined below) of the Company, this warrant shall become fully vested without regard to whether the incentives of a particular Installment have been met. For purposes of this Warrant, a "Change of Control" shall mean:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition by the Company, or (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any other corporation controlled by the Company; or

               (ii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, or (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company, such corporation resulting from such Business Combination or a corporation controlled by any of them) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; or

               (iii) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company without the establishment of a successor corporation.

          1.2 Mechanics of Exercise. Beginning at such time as an Installment vests, the Holder may exercise this warrant in whole or from time to time in part, to purchase such numbers of

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shares as to which this warrant has vested, until 5:00 PM (Atlanta, Georgia time) on the second anniversary of the date of vesting (the "Exercise Period"), by (a) the surrender of this warrant, along with the purchase form attached as Exhibit A (the "Purchase Form"), properly executed, at the address of the Company set forth in section 6.2 (or such other address as the Company may designate by notice in writing to the Holder at its address set forth in section 6.2) and (b) the payment to the Company of the exercise price by check, payable to the order of the Company, or by wire transfer or other immediately available funds, for the number of shares of Common Stock specified in the Purchase Form, together with any applicable stock transfer taxes. A certificate representing the shares of Common Stock so purchased and, in the event of an exercise of fewer than all the rights represented by this warrant, a new warrant in the form of this warrant issued in the name of the Holder or its designee(s) and representing a new warrant to purchase a number of shares of Common Stock equal to the number of shares of Common Stock as to which this warrant was theretofore exercisable less the number of shares of Common Stock as to which this warrant shall theretofore have been exercised, shall be delivered to the Holder or such designee(s) as promptly as practicable, but in no event later than three business days, after this warrant shall have been so exercised. Any shares of Common Stock acquired by the Holder or any Permitted Transferee upon exercise of this warrant shall be referred to as "Registrable Shares" for sections 2 and 3 of this warrant.

     2.   Registration Rights.

          2.1 Piggyback Registration. If, at any time after exercise of the warrant in whole or in part by the Holder, the Company plans to register any of its shares of Common Stock for sale under the Securities Act of 1933, as amended (the "Securities Act"), whether or not for sale for the Company's own account, on a form and in a manner that would also permit registration of Registrable Shares for sale under the Securities Act, the Company shall give written notice to the Holder and any Permitted Transferee of the Company's intention to effect such registration at least thirty (30) days prior to the anticipated filing of such registration statement. If, within twenty (20) days after the giving of such notice by the Company, the Holder or any Permitted Transferee shall deliver to the Company a written request specifying the number of Registrable Shares such Holder or Permitted Transferee desires to offer and sell, and the intended disposition thereof, the Company shall use its commercially reasonable efforts to effect the registration of all such Registrable Shares that the Company has been requested to register, provided:

               (a) if, at any time after giving written notice of its intention to register any securities and prior to the effectiveness of the registration statement filed in connection therewith, the Company shall determine for any reason not to register any such securities, the Company may, at its election, give written notice of such determination to the Holder and each Permitted Transferee who made a request as provided in this section 2.1, and thereupon the Company shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligations under this section 2.1), without prejudice, however, to the registration rights generally provided under this section 2; and

               (b) if such registration involves an underwritten public offering, the Holder and any Permitted Transferee requesting to be included in the Company's registration must sell their Registrable Shares to the underwriters selected by the Company on the same terms and conditions as are applicable to the Company.

               (c) The Company shall not be obligated to effect any registration of Registrable Shares under this section 2.1 as a result of the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or option or other employee benefit plans.

          2.2 Demand Registration. (a) At any time after the second anniversary of the date of this warrant, the Holder and any Permitted Transferee may request registration for sale under the Securities Act of any Registrable Shares then owned by the Holder or such Permitted Transferee (a "Demand Registration"), provided, however, that (i) the Company shall only be obligated to effect one Demand Registration with respect to the Registrable Shares, and
(ii) the Company shall not be obligated to effect a Demand Registration unless the Holder or any such Permitted Transferee requests registration for sale of Registrable Shares that represent at least 50% of the aggregate amount of Registrable Shares then owned by the Holder and all such Permitted Transferees. A Demand Registration shall specify the approximate number of shares of Common Stock that the Holder or such Permitted Transferee requests be registered and the anticipated per share price range for such offering.

               (b) A Demand Registration shall be deemed to occur when such registration becomes effective under the Securities Act, except that if, after it becomes effective, such Demand Registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission ("SEC") or any other governmental authority, such registration shall not be deemed to have been effected unless such stop order, injunction or other order shall have been subsequently vacated or removed.

          2.3 Expenses. The Company shall pay all expenses incident to the performance by it of its registration obligations under this section 2, including (i) all stock exchange, SEC registration, listing and filing fees,
(ii) all expenses incurred in connection with the preparation, printing and distribution of the Registration Statement and Prospectus and any other document or amendment thereto and the mailing and delivery of copies thereof to the underwriter and dealers, (iii) fees and disbursements of counsel for the Company and of the independent public accountants and other experts of the Company; (iv) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Registrable Shares to be disposed of; (v) all expenses in connection with the qualification of Registrable Shares to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys (but not for any other fees or disbursements of counsel for the underwriters);
(vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Registrable Shares to be disposed of; and (vii) fees and expenses incurred in connection with the listing of Registrable Shares on each securities exchange or quotation system on which the Common Stock is then listed. The Holder and any Permitted Transferee offering and selling Registrable Shares hereby shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of such Holder's or Permitted Transferee's counsel, and any transfer taxes relating to the sale or disposition of the Registrable Shares.

          2.4 No Right to Select Underwriters. The Holder and any Permitted Transferee offering and selling Registrable Shares in an underwritten offering shall have no right to select the lead managing underwriter of the offering, which shall be an investment banking firm of nationally recognized standing reasonably satisfactory to the Company.

          2.5 Registration Procedures. (a) Upon the Company's receipt from the Holder or any Permitted Transferee of a request to offer and sell any Registrable Shares pursuant to a Registration Statement as provided in this warrant, the Company will, as expeditiously as possible:

               (i) use its commercially reasonable efforts to register or qualify the Registrable Shares by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as the Holder or any Permitted Transferee shall reasonably request in writing, to keep each such registration or qualification effective during the period required for the consummation of the public offering, and to do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder or any Permitted Transferee to consummate the disposition in each such jurisdiction of the Registrable Shares owned by such Holder or Permitted Transferee; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this section 2.5, (y) subject itself to taxation in any such jurisdiction, or (z) submit to the general service of process in any such jurisdiction;

               (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares until 90 days from the date the Registration Statement became effective or such earlier time as all Registrable Shares have been disposed of in accordance with the intended methods of disposition set forth in the Registration Statement;

               (iii) furnish to the Holder, any such Permitted Transferee and any underwriter of such Registrable Shares such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus included in the Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in the Registration Statement or Prospectus, and such other documents as the Contributors or such underwriter may reasonably request;

               (iv) cause the Registrable Shares to be listed on each national securities exchange or quotation system on which the Common Stock is then listed, if the listing of such securities is then permitted under the rules of such exchange;

               (v) enter into such customary agreements as an authorized officer of the Company deems necessary or appropriate to effect the public offering pursuant to the Registration Statement (including, in the case of an underwritten public offering, an underwriting agreement), and the Holder or any such Permitted Transferee on whose behalf Registrable Shares are to be distributed by such underwriters, shall also be parties to any such underwriting agreement;

               (vi) obtain a "cold comfort" letter or letters from the Company's independent public accountants and furnish a signed counterpart of a customary opinion of counsel of the Company, in each case, addressed to the Holder or any such Permitted Transferee (and the underwriters, if any), in customary form and substance, dated the effective date of the Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement);


               (vii) notify the Holder or any such Permitted Transferee immediately upon the happening of any event as a result of which a Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, subject to the provisions of this section 2, at the request of the Holder or any such Permitted Transferee prepare and furnish to the Holder or any such Permitted Transferee as many copies of a supplement to or an amendment of such Prospectus as the Holder or any such Permitted Transferee reasonably request so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

               (viii) make available for reasonable inspection by, or give reasonable access to, the Holder or any such Permitted Transferee, by any underwriter participating in any disposition to be effected pursuant to the Registration Statement and by any attorney, accountant or other agent retained by the Holder or any such Permitted Transferee, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holder or any such Permitted Transferee, underwriter or other person in connection with the offering thereunder.

               (b) In connection with any underwritten public offering of Registrable Shares, management of the Company shall participate in customary road show meetings reasonably requested (and reasonable in scope in light of the size of the offering) upon reasonable prior notice by the lead managing underwriter of such offering.

               (c) The Company may require the Holder or any Permitted Transferee selling Registrable Shares as to which any registration is being effected to furnish the Company with such information regarding the Holder or any such Permitted Transferee and the distribution of such securities as required to be included in the Registration Statement as the Company may from time to time reasonably request in writing, and the Company shall have no obligation to include Registrable Shares owned by the Holder or any such Permitted Transferee in the Registration Statement unless and until the Holder or such Permitted Transferee has furnished the Company with all information and statements about or pertaining to the Holder or such Permitted Transferee in such reasonable detail and on such timely basis as is reasonably deemed by the Company to be necessary or appropriate for the preparation of the Registration Statement.

               (d) If a registration pursuant to this section 2 involves an underwritten public offering and the lead managing underwriter of such offering advises the Company that, in its judgment, the number of shares of Common Stock proposed to be included in such underwritten public offering by the Company and the Holder or any Permitted Transferee should be limited due to market conditions, then the Company will promptly so advise the Holder or any other Permitted Transferee which has requested to offer and sell Registrable Shares in the offering, and the Company and the Holder or any Permitted Transferee will include in such offering the number of shares which, in the opinion of the lead managing underwriter can be sold (the "Maximum Offering Amount"). The Maximum Offering Amount shall be allocated first, to the full extent of shares of Common Stock the Company desires to sell, and second, if any shares remain under the Maximum Offering Amount, to the Holder, any such Permitted Transferee and to any other persons possessing similar registration rights to these piggyback registration rights, pro rata in accordance with each request for inclusion made by each such person. In the event that the underwriting agreement executed in connection with such offering provides for an overallotment option to be granted to the underwriters, and if such option is exercised by the underwriters, the allocation priority established above shall govern the allocation with respect to the sale of any shares of Common Stock and Registrable Shares pursuant to such exercise by the underwriters.

               (e) In the event that the Holder or any Permitted Transferee exercises its piggyback registration rights to offer and sell Registrable
Shares in an underwritten public offering initiated by any other person or persons possessing registration rights similar to those conveyed upon the Holder and any such Permitted Transferee by this warrant, the Holder and each such Permitted Transferee agree that the allocation priority for such offering shall be comparable to the allocation priority established above, except that the Holder or any Permitted Transferee shall participate in such offering with the lowest level of priority, pro rata in accordance with each request for inclusion made by each such other person possessing similar registration rights.

     3.   Indemnification.

          3.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Holder and any Permitted Transferee who participates in any offering or sale of Registrable Shares, each person (if any) who participates as an underwriter in any offering and sale of Registrable Shares, and each person, if any, who controls the Holder, any such Permitted Transferee or such underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and their respective directors, trustees, officers, partners, agents, employees and affiliates as follows:

               (a) against any and all loss, liability, claim, damage and expense (joint or several) and action or proceeding (whether commenced or threatened) whatsoever ("Losses"), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company (which consent will not be unreasonably withheld); and

               (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any Losses or any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph
(a) or (b) above;

provided, however, that the indemnity provided pursuant to this section 3.1 does not apply to any indemnified party with respect to any Loss or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) such indemnified party's failure to deliver an amended or supplemental Prospectus if such Loss or expense would not have arisen had such delivery occurred.

          3.2 Indemnification of the Company. The Holder or any Permitted Transferee who participates in an offering or sale of Registrable Shares agrees to indemnify and hold harmless the Company, each person (if any) who participates as an underwriter in any offering and sale of Registrable Shares and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective directors, trustees, officers, partners, agents, employees and affiliates, as follows:

               (a) against any and all Loss and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (b) against any and all Loss and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Holder or any such Permitted Transferee (which consent will not be unreasonably withheld); and

               (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any Loss or any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

provided, however, that the indemnity provided pursuant to this section 3.2 shall only apply with respect to any Loss or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder or such Permitted Transferee expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (ii) the failure of the Holder or such Permitted Transferee to deliver an amended or supplemental Prospectus if such Loss or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this section 3.2, neither the Holder nor any such Permitted Transferee shall be required to indemnify the Company or its indemnified persons hereunder with respect to any amount in excess of the amount of the total proceeds to the Holder or such Permitted Transferee, as the case may be, from sales of the Registrable Shares of the Holder or such Permitted Transferee under the Registration Statement with respect to such offering, and neither the Holder nor any such Permitted Transferee shall be liable under this section 3.2 for any statements or omissions of the any other participant contained in or omitted from the Registration Statement or the Prospectus.

          3.3 Conduct of Indemnification Proceedings. The indemnified party shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party shall not relieve it from any liability which it may have under the indemnity agreement provided in section 3.1 or 3.2 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided further, that if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party (which consent will not be unreasonably withheld). Except as expressly stated herein, if an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

          3.4 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this section 3 is unavailable to an indemnified party, the indemnifying party shall contribute to the aggregate Losses and expenses of the nature contemplated by such indemnity agreement incurred by any indemnified party, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and each participating Holder or Permitted Transferee, as applicable, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and the indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and the indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

          The parties hereto agree that it would not be just or equitable if contribution pursuant to this section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this section 2.4, neither the Holder nor any Permitted Transferee shall be required to contribute any amount in excess of the amount of the total proceeds to such person from sales of the Registrable Shares of such person under the Registration Statement.

          Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this section 3.4, each person, if any, who controls an indemnified party within the meaning of Section 15 of the

Securities Act shall have the same rights to contribution as such indemnified party, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

          The indemnity agreements contained in this section 3 shall be in addition to any other rights (to indemnification, contribution or otherwise) which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of any Registrable Shares by the Holder or any Permitted Transferee.

     4. Antidilution. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock (including, without limitation, by way of stock splits and the like), (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of shares of Common Stock purchasable upon exercise of this warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of shares of Common Stock or the kind and number of other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above had this warrant been exercised immediately prior to the happening of such event or any record date with respect thereto, and the exercise price per share shall be adjusted appropriately. An adjustment made pursuant to this section 2 shall become effective immediately after the effective date of each such event retroactive to the record date, if any, for such event, without amendment or modification required to this document.

     5. Limited Transferability. Until such time as a Registration Statement covering all of the Registrable Shares has been declared effective by the SEC or such time as all shares of Common Stock acquired upon exercise of this warrant may be sold pursuant to Rule 144(k) under the Securities Act, the Holder covenants that it will not, without the prior written consent of the Company, offer, sell or otherwise dispose of, directly or indirectly, this warrant; provided, however, that the Holder may transfer this warrant to a corporation, partnership or other Affiliate of the Holder (in any such case, a "Permitted Transferee"), if such Permitted Transferee agrees in writing to hold this warrant or any shares received subject to the provisions of this warrant and to transfer this warrant or such shares back to the Holder if such Permitted Transferee ceases to be an Affiliate of the Holder. Any offer, sale or other purported transfer of this warrant shall be void ab initio and the purported transferee thereof shall possess no rights in this warrant. For purposes of this warrant, an "Affiliate" of the Holder shall include any member of the Andersen Consulting Worldwide Organization or any entity which is at the relevant time directly or indirectly controlled by any such entity or any entity which is otherwise part of the Andersen Consulting Worldwide Organization.

     6. Payment of Taxes. The Company shall cause all shares of Common Stock issued upon the exercise of this warrant to be validly issued, fully paid and nonassessable and not subject to preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed on the Company with respect to the issuance or delivery of the shares of Common Stock upon exercise of this warrant, except for such taxes or charges imposed by law upon the Holder.

     7. Reservation of Shares. From and after the date of this warrant, the Company shall at all times reserve and keep available for issuance upon the exercise of this warrant a number of its authorized but unissued shares of Common Stock sufficient to permit the exercise in full of this warrant.

     8.   Miscellaneous.

          8.1 Securities Act Restrictions. The Holder acknowledges that this warrant may not be sold, transferred or otherwise disposed of without registration under the Act or an applicable exemption from the registration requirements of the Act and, accordingly, this warrant and all certificates representing the Common Stock issuable upon the exercise of this warrant shall bear a legend in the form set forth on the top of page one of this warrant.

          8.2 Notices. Any notices and other communications under this warrant shall be in writing and may be given by any of the following methods: (a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) overnight delivery service. Notices shall be sent to the appropriate party at its address or facsimile number given below (or at such other address or facsimile number for such party as shall be specified by notice given hereunder): if to the Company, to it at: 3390 Peachtree Road, Suite 1700, Atlanta, GA 30326-1108, Fax No. (404) 812-6727, Attention: Chief Financial Officer, and if to the Holder, to it at: 1661 Page Mill Road, Palo Alto, CA 94304, Fax No. (650) 842-2956,
Attention: General Counsel. All such notices and communications shall be deemed received upon (a) actual receipt thereof by the addressee, (b) actual delivery thereof to the appropriate address or (c) in the case of a facsimile transmission, upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the notice have been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received.

          8.3 Amendment. This warrant may be modified or amended or the provisions of this warrant may be waived only with the written consent of the Company and the Holder.

          8.4 Governing Law. This warrant shall be governed by the law of the State of Delaware, without regard to the provisions thereof relating to conflicts of laws.

     IN WITNESS WHEREOF, the Company has caused this warrant to be executed by an officer thereunto duly authorized.


                                SECURITY FIRST TECHNOLOGIES CORPORATION

                                By:           /s/ Robert F. Stockwell
                                   ------------------------------------
                                   Name:      Robert F. Stockwell
                                   Title:     Treasurer